UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2026
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Robert Half Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Suite 200,	Menlo Park,	CA	94025
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per Share	RHI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 3, 2026, Robert Half Inc. (the “Company”) announced that Joseph A. Tarantino has informed the Board of Directors that effective December 31, 2026 he will transition from his position as President and Chief Executive Officer – Protiviti to a new position as Senior Managing Director, Protiviti commencing January 1, 2027.
In connection with this transition, the Company announced that effective January 1, 2027 (“the Effective Date”), Cory S. Gunderson will succeed Mr. Tarantino and serve as President and Chief Executive Officer - Protiviti. The Board of Directors has determined that upon the Effective Date Mr. Gunderson will serve as an executive officer of Company. Since 2024, Mr. Gunderson has served as the Chief Operating Officer, Executive Vice President, Global Services for Protiviti.

Item 7.01	Regulation FD Disclosures.
On August 3, 2026, the Company issued a press release announcing the leadership change described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Section 7.01 by reference.
The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company. These risks and uncertainties can be found in the Company’s most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as supplemented by any subsequently filed Quarterly Reports on Form 10-Q. Copies of these filings are available online at www.sec.gov, www.roberthalf.com or on request from the Company. Forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.
(d)           Exhibits

Exhibit	Description
99.1	Robert Half Inc. Press Release dated August 3, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half Inc.

Date: August 3, 2026	By:	/s/ Evelyn Crane-Oliver
	Name:	Evelyn Crane-Oliver
	Title:	Senior Vice President, Secretary and General Counsel